UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2011

Law Enforcement Associates Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-32565	56-2267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2609 Discovery Drive Suite 125, Raleigh, NC		27616
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 872-6210

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 to the Current Report on Form 8-K of Law Enforcement Associates Corporation (the “Company”), as filed with the Securities and Exchange Commission on October 6, 2011, is to file Exhibit 99.1 to the Form 8-K, which was inadvertently excluded from the original filing. No changes have been made to the Form 8-K other than the filing of Exhibit 99.1 as described above.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following documents are filed as exhibits to this report:

99.1	Law Enforcement Associates Corporation’s August Monthly Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAW ENFORCEMENT ASSOCIATES CORPORATION

By:	/s/ Paul Briggs
Paul Briggs
President and Chief Executive Officer

Dated: October 20, 2011

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT

99.1	Law Enforcement Associates Corporation’s August Monthly Report